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                  BUSINESS PROPERTY LEASE AGREEMENT INDUSTRIAL

THIS LEASE is made and entered into Thursday, September 23. 1999.

For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

                 SECTION I PARTIES: TERM: POSSESSION: PREMISES.

1.01 PARTIES: Landlord and Tenant are as follows:

Landlord:  BALBOA INVESTORS 1 LTD           Tenant  SCRIPPS BANK
           c/o Balboa Development Corp.             7817 Ivanhoe Avenue
           PO Box 9037                              La Jolla, CA 92037
           Le Jolla, CA 92038-9037

State Of Incorporation; CALIFORNIA          State Of Incorporation: CALIFORNIA
Tax Identification No.: 95-3761297          Tax Identification No.: 95-3875333

1.01 FINANCIAL INFORMATION: Tenant agrees to provide financial statements as may be required by Landlord or Landlord's lender or mortgagee, at the request of Landlord. Such requests shall be limited to no more than once per calendar year during the term of this lease or extension thereof. All such financial statements shall be received by Landlord in confidence.

1.02 TERM: Except as otherwise provided in this Lease, the Commencement Date is the TWENTYTHIRD day of SEPTEMBER, 1999 and the Expiration Date is the THIRTYFIRST day of DECEMBER, 2009.

     1.02-1 POSSESSION OF PREMISES: Landlord shall deliver possession of the Premises to Tenant upon execution of the lease document and delivery of certificates of insurance indicating that Tenant's Insurance obligations are in full force and effect.

     1.02-2 ACCEPTANCE OF PREMISES: Tenant accepts the building, premises and related parking "as is", and agrees that they have completed their due diligence with regard to existing conditions.

     1.02-3 RENEWAL OPTION: If this Lease then remains in full force and effect, Tenant shall have the option to extend the term of this Lease for TWO (2) additional FIVE (5) year terms upon all the terms and conditions set forth in this Lease; except that the monthly basic rent to be paid by Tenant to Landlord for the extended term shall be the greater of the then current market rate for comparable space in the buildings market area or that computed by adding to the minimum monthly basic rent set forth in Section II paragraph 2.01-1 of this Lease a sum obtained by multiplying said minimum monthly basic rent by a factor equal to the percentage increase in the Consumer Price Index (All Urban Consumers), as defined in Section II paragraph 2.02 of this Lease, last published prior to the commencement of the original term of this Lease and the Consumer Price Index (All Urban Consumers) last published immediately preceding the commencement of the extended term. In no event shall the monthly basic rent for the extended term be less than the monthly basic rent (as adjusted) which is in effect at the time of the expiration of the initial Lease term. Tenant shall have no further renewal options. This option to renew must be exercised by written notice to Landlord one-hundred eighty (180) days prior to the expiration of the initial term or any subsequent terms, and once exercised is irrevocable. Any brokerage or agency services utilized by Tenant in connection with the exercise of this option shall be at Tenants expense.

1.03 PREMISES: Landlord leases to Tenant and Tenant leases from Landlord the Premises designated as all of the Office Building and the adjacent parking which is located at 5787 CHESAPEAKE COURT in the City of San Diego and the State of California. The Premises do NOT include, and expressly exclude, that vacant land lying to the north of the existing parking structure and adjoining Kearny Villa Road. Landlord reserves the right to perform a lot split severing the vacant lot so described from the balance of the existing lot. Tenant agrees to cooperate with reasonable requests in connection with any such lot split.

     1:03-1 DESCRIPTION: The Premises contain approximately TWENTY THREE THOUSAND (23,000) square feet, which represents ONE HUNDRED percent (100%) of the total rentable area of the Building, in which the Premises are located. This percentage will be used for purposes of proration of expenses or other allocations required by the lease agreement, and may be changed from time to time by Landlord, to reflect any change in the total rentable area of the Building, The property and Premises am further described in Exhibit A attached.

     1.03-2 IMPROVEMENT: The obligations of Landlord and Tenant to perform the work and supply material and labor to prepare the Premises for occupancy are set forth in detail in Exhibit B. Landlord and Tenant shall expand all funds and do all acts required of them and shall have the work performed promptly and diligently.

    SECTION II RENT: ADJUSTMENTS TO RENT: SECURITY DEPOSIT: LANDLORD'S LIEN:

2.01 RENT: WHEN DUE: WHERE PAID: All moneys payable by Tenant to Landlord under this Lease shall be deemed to be rent and shall be payable and recoverable as rent in the manner herein provided and Landlord shall have all rights against Tenant for default in any such payment. Rent shall be paid to Landlord in advance, on the first day of each calendar month, during the entire term of this Lease, without deduction or offset, in legal tender of the jurisdiction in which the Building is located at the address of Landlord as set forth, or to such other person or entity or to such other address as Landlord may designate in writing. Tenant's obligation to pay all rent due under this Lease shall survive the expiration or earlier termination of this Lease. Should this Lease commence on a day other than the first day of the month or terminate on a day other than the last day of the month, the rent for such partial month shall be prorated based on a three hundred sixty-five (365) day year.

     2.01-1 BASIC RENT: Tenant agrees to pay a base rent of SIXTEEN THOUSAND ONE HUNDRED dollars ($16,100.00) per month (as such amount may be modified from time to time in accordance with provisions of Section II of this Lease) to Landlord.

     2.01-2 DELIVERY OF RENT: All payments by Tenant to Landlord under this Lease shall be deemed made only at such time as Landlord receives good funds in hand. Tenant bears the risk of any delay in delivery of payments to Landlord, whether by US Postal Service or independent courier. The date of posting or delivery to an Independent courier service shall not be determinative of timely payment and Tenant alone bears the risk of dependence on methods of


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     delivery. In the event any payment by Tenant to Landlord is made in the form of a check which is dishonored for any reason upon presentation for payment, such payment shall be deemed to have not been made and Landlord may require that all subsequent payments by Tenant be made in the form of a cashier's check or other guaranteed funds. Rent may be paid by direct wire transfer to Landlord's benefit in a bank and account that may be designated from time to time by Landlord and obligations shall be deemed paid by such deposit.

     2.01-3 LATE PAYMENT CHARGE: Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due here under will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late payment charge equal to the greater of, six percent (6%) of the amount of each item or occurrence, or ONE HUNDRED dollars ($100.00). The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted here under.

  ACKNOWLEDGMENT OF THE ABOVE NEGOTIATED AGREEMENT: TENANT LA  LANDLORD FH
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     2.01-4 INTEREST ON PAST DUE OBLIGATIONS: Except as expressly herein provided any amount due to Landlord and not paid when due shall bear interest at the maximum legal rate, or if no legal rate, at the rate of one percent (1%) per month from the date due until paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     2-01-5 PREPAID: In the event this Lease terminates before the expiration date, there shall be no refunds of prepaid rents.

2.02 ADJUSTMENT TO RENT (FIXED INCREASE): The monthly basic rent plus prior fixed increases to be paid Landlord by Tenant shall be adjusted effective January First of each calendar year of the lease term, beginning January First 2001, by an amount equal to FIVE HUNDRED AND SIXTY THREE AND FIFTY ONE HUNDREDTHS dollars ($563.50). During any renewal period of this lease, the annual adjustment shall be equal to FOUR percent (4%) of the base rent determined at the commencement of the option period.

2.03 ADJUSTMENT TO RENT (UTILITIES): Tenant shall contract for and pay directly the cost of all utilities supplied to or used in the Premises at the rate prevailing for Tenant's class of use as established by the company providing utilities to Premises. Landlord shall not be liable for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease, or seek compensation from Landlord or his agent.

2.04 ADJUSTMENT TO RENT (REAL PROPERTY TAXES); Landlord shall pay all real property taxes and Tenant shall reimburse Landlord for such taxes within 10 days of invoice from Landlord. Tenant shall NOT be responsible for increases to property taxes to the extent they result from reassessment due to the sale of the property.

2.05 ADJUSTMENT TO RENT (RENTAL TAX): Tenant shall pay an excise, transaction, sales, business or privilege tax (except income tax) attributed to or measured by rental which is now or subsequently imposed upon Landlord by any government or unit thereof.

2.06 ADJUSTMENT TO RENT (OPERATING COST): Tenant shall pay all "Operating Costs", necessary or appropriate for the efficient operation, maintenance and repair of the Building, the interiors thereof, the land upon which it is situated, and any parking or other facilities provided by Landlord for tenant. Tenant shall pay the cost of all alterations or improvements required to be made to the Building by reason of the laws and/or requirements of any insurer, mortgagee, trust deed beneficiary, or governmental agency.

SECTION III USE: RESTRICTIONS ON USE: BUILDING REGULATIONS: QUIET ENJOYMENT:
                                    PARKING:

3.01 USE: Premises shall be used by Tenant for banking and general office space and for no other purpose. Tenant shall, at Tenant's expense, comply with all laws, rules, regulations, requirements, and ordinances existing or hereafter enacted or imposed by any governmental authority having jurisdiction over the Building, Premises, Landlord or Tenant applicable to Tenant and Tenant's use of the Building and Premises. Tenant acknowledges that neither Landlord nor any agent, employee or representative of Landlord has made any representation or warranty with respect to the suitability of the Building or Premises for the conduct of Tenant's business or any other purpose, or the compliance of Tenant's intended use with local zoning or other governmental regulation.

3.02 RESTRICTIONS ON USE: Tenant shall not:

     3.02-1 INSURANCE INCREASE: Do or permit to be done anything which will invalidate or increase the cost of insurance coverage on the Building and the Premises.

     3.02-2 ILLEGAL USE: IMPROPER USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements or duly constituted public authorities now in force or which may hereafter be enacted or promulgated.

     3.02-3 NUISANCE: Cause, maintain or permit any nuisance or objectionable uses in or about the Premises.

     3.02-4 WASTE: Commit or permit any waste to be committed in the Premises.

     3.02-5 SERVICE OVERLOAD: Install in the Premises or bring into the Building any fixtures, equipment, furniture, materials or other objects which will overload, damage of obstruct any utility lines or heating or air conditioning equipment or systems providing services to the Building or Premises.

     3.02-6 FLOOR LOADING: Install in the Premises or bring into the Building any fixtures, equipment, furniture, materials or other objects which will overload the floors in the Premises or in any way affect the structural capacity or design of the Premises or the Building. Tenant shall bear the expense of any professional services required to determine the suitability of any specific item or installation. Tenant is expressly authorized to increase the structural capacity of the building floor loads as it deems necessary for its use. Such modifications shall be considered "alterations", and are subject to the conditions set forth in Section V Paragraph 5.04.

     3.02-7 HAZARDOUS MATERIALS: Tenant shall not, without the prior written consent of Landlord, store, inventory or use materials, chemicals or compounds which have been determined by any Municipal, State, or Federal agency or regulation to be toxic or otherwise injurious to any person or persons who might be exposed to these materials as a result of their storage, inventory or use, Tenant agrees that they will bear the cost and comply with all prudent or regulatory requirements, obtain any required permits, pay any and all taxes or charges associated with the disposal of any toxic materials or waste, and bear the cost of any required modifications to the Premises, should Landlord elect at its sole discretion to allow such storage or use on or about the Premises. As a condition of consent, tenant shall at tenant's expense provide landlord with a phase 1 environmental audit reports, at intervals of twelve (12) months during the remaining term of this Lease or any extension thereof, from an independent firm, acceptable to Landlord, licensed or qualified to perform toxic or hazardous material investigations. The initial report is to be provided at time of initial request. All reports shall be at least a complete Phase 1 or higher as may be necessitated by the nature of the use or storage and shall include the completion of any recommended further investigation. If, within ten (10) days following notice by Landlord,


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     Tenant fails or refuses to supply the required reports, Landlord may, at its option, cause all required reports to be prepared. Tenant shall promptly pay Landlord all costs incurred plus an administrative fee of twenty percent (20%) of such costs.

3.03 BUILDING REGULATIONS: Tenant shall obey all rules and regulations of the Building as imposed by Landlord and set forth in Exhibit C and incorporated as a part of this Lease. The rules and regulations are in addition to, and shall not be construed to modify or amend this Lease in any way. Landlord shall have the right to make changes or additions to such rules and regulations provided such changes or additions, except those affecting the safety and operation of the Building or Premises, do not unreasonably affect Tenant's use of the Premises.

3.04 QUIET ENJOYMENT: Landlord represents and covenants that it has the authority to enter into this Lease, and that Tenant, upon payment of the rentals and performance of the covenants and Tenant's part to be performed, shall and may peaceably and quietly occupy the Premises during the term of this Lease and any renewal or extension thereof. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third persons; however, Landlord shall not be liable for any such interference or disturbance, nor shall Tenant be released from any of the obligations of this lease because of such interference or disturbance.

   SECTION IV ASSIGNMENT: SUBLET: RECAPTURE OF PREMISES: MORTGAGE BY LANDLORD:
 SUBORDINATION: ATTORNMENT: ESTOPPEL CERTIFICATE: NOTICE TO MORTGAGE: SALE BY
                                   LANDLORD:

4.01 ASSIGNMENT: SUBLET: Tenant shall not assign this Lease or any part thereof or sublet all or any part of the Premises without prior written consent of Landlord, which shall not be unreasonably withheld. If Tenant desires to assign or sublet all or a portion of the Premises, Tenant shall first advise Landlord in writing of the name, proposed use of Premises and such financial information as Landlord may reasonably require applicable to the proposed assignee or subtenant. Tenant shall also accompany such request for consent with a copy of the proposed assignment or sublease and any other agreements to be entered into concurrently with such assignment or sublease. Tenant at Tenant's expense shall provide Landlord with an environmental audit report from an independent firm, acceptable to Landlord, licensed or qualified to perform toxic or hazardous material investigations. The presence of Toxic or Hazardous materials, with or without Landlord's consent, shall be cause to deny assignment or sublet. It shall not be unreasonable for Landlord to withhold consent if the reputation, financial responsibility or business of proposed assignee or subtenant is unacceptable to Landlord or if the intended use by the proposed assignee or subtenant is not comparable to the use of the Premises authorized Tenant by the provisions of this Lease or if the proposed assignee or subtenant is a present or former tenant of the Building. Any assignment or subletting consented to by Landlord shall be evidenced in writing in a form acceptable to Landlord. This Lease shall not be assignable by operation of law. Any transfer of this Lease by merger, consolidation, liquidation or change in ownership of or power to vote the majority of outstanding stock of Tenant or, if Tenant is a partnership, any withdrawal, replacement or substitution of any partner or partners, either general or limited, shall constitute an assignment, whether the result of a single or series of transactions. Any assignment or subletting shall not diminish the liability of the Tenant. Consent by Landlord shall not relieve the Tenant from obtaining written consent to any subsequent assignment or subletting. Tenant agrees to pay Landlord the sum of Five Hundred dollars ($500.00) to defray expenses associated with reviewing and processing of any application for assignment or subletting of the premises, whether or not such consent is ultimately granted. Further, Tenant agrees to pay any out-of-pocket costs incurred by Landlord in connection with such review and processing including, but not limited to, fees incurred for consulting with attorneys, accountants, or other professionals. Prior to delivery of the Premises to any Sub-Tenant or assignee, Tenant shall comply with those requirements contained in paragraph 9.01 hereof, with specific regard to the physical condition of the Premises. Such action does not relieve Tenant of those responsibilities, or any other responsibilities, at the subsequent termination of this Lease.

4.02 CORPORATE TRANSFER: If Tenant is a corporation, Tenant may, so long as the use of Premises as herein provided is not changed, assign or sublet all or a part of the Premises, to Tenant's parent corporation or a wholly-owned subsidiary of Tenant or tenant's parent without Landlord's prior approval, provided, however, that in such event, Tenant shall promptly notify Landlord in writing of such assignment or subletting. Such notification shall be in a form acceptable to Landlord, executed by Tenant and Tenant's assignee or subtenant and shall provide that Tenant and Tenant's assignee or subtenant are jointly and severally liable under this Lease. Such an assignment or sublet shall not effect or change the rental rate at the time of the action and no processing fee (Paragraph 4.01) shall be charged.

4.03 MARKET RENTAL RATE: Landlord and Tenant acknowledge that in the course of negotiating this lease they have discussed and negotiated Landlord's right to receive market rental rate even if this results in an increase in rent, at such time as Tenant either assigns or subleases the Premises. Accordingly, Landlord and Tenant agree that the rental rate charged here under shall be adjusted to market rental rate, given the terms and conditions of the Lease at the time of such assignment or sublease, including, but not limited to, remaining term, configuration of the premises, and existing use. Landlord and Tenant shall attempt to negotiate such market rent. In the event Landlord and Tenant are unable to agree, market rental shall be determined by appraisal. Landlord and Tenant shall attempt to select a single appraiser who shall determine market rent. In the event Landlord and Tenant are unable to agree upon a single appraiser, each party shall pick one appraiser and the two so chosen shall pick a third, who shall determine market rent for the proposed sublease or assignment. Landlord shall receive such market rental commencing on the effective date of such sublease or assignment. In no event, however, shall the rental to be paid to Landlord be less than the rent currently payable pursuant to the terms of the lease agreement absent the assignment or sublease. Tenant hereby agrees to bear the cost of any appraisal required in order to determine market rental pursuant to this paragraph. All other terms of this Lease including cost of living adjustments and Tenant paid expenses shall remain in full force and effect.

  ACKNOWLEDGMENT OF THE ABOVE NEGOTIATED AGREEMENT: TENANT LA  LANDLORD FH
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4.04 MORTGAGE BY LANDLORD: Landlord shall have the right to transfer, assign, mortgage or convey in whole or in part the Building, land upon which it is situated, and any and all of its rights under this Lease, and nothing herein shall be construed as a restriction upon Landlord's so doing.

4.05 SUBORDINATION: This Lease is and shall be subject and subordinate in all respects to any and all mortgages and deeds of trust now or hereafter placed on the Building or the land upon which it is situated, and to all renewals, modifications, consolidations, replacements and extensions thereof. Any mortgagee or beneficiary may elect to give the rights and interest of Tenant priority over the lien of its mortgage or deed of trust. In the event of such election and upon the mortgagee or beneficiary notifying Tenant of such election, the rights and interests of Tenant under this Lease shall be deemed superior to or have priority over the lien of said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of such mortgage or deed of trust. In such event, Tenant shall within ten (10) days after written demand, execute and deliver whatever instruments may be required by said mortgagee or beneficiary and if Tenant fails to do so, Tenant hereby irrevocably appoints Landlord an attorney-in-fact of Tenant, in Tenant's name to execute such instruments required by said mortgagee or beneficiary.

4.06 ATTORNMENT: Not withstanding any subordination of this Lease to mortgagees and Deeds of Trust as stated in 4.05 above, this Lease and Tenant's rights and obligations herein provided shall survive any foreclosures, institution offsets or other proceedings or any termination of Landlord's interest hereunder. Tenant shall promptly, upon request, execute appropriate Attornment Agreements, prospectively with any Lender, or upon any Termination of Landlord's interests.

4.07 ESTOPPEL CERTIFICATE: Tenant shall any time and from time to time upon not less than ten (10) days prior notice from Landlord or Landlord's mortgagee, execute, acknowledge and deliver a written statement certifying that this Lease is in full force and effect subject only to such modifications as may be set out; and, Tenant is in possession of the Premises and is paying rent as provided in his Lease; and, the date to which rent is paid in advance; and, there are not, to the signatory's knowledge any uncured defaults on the part of the Landlord, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Building or land upon which it is situated, or any assignee of any such persons. If Tenant fails to timely deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord and that there are no uncured defaults in Landlord's performance.

4.08 LIABILITY OF LANDLORD: SALE BY LANDLORD: The liability of Landlord under this Lease is limited to Landlord's interest in the Building and land upon which it is situated, and any judgment against Landlord will be enforceable solely against Landlord's interest in said Building and land. In the event Landlord transfers its interest in the Building, Landlord shall thereby be released from any further obligation here under, and Tenant agrees to look solely to the successor in interest of the Landlord for the


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performance of such obligations. Landlord shall transfer Tenant's security deposit, if any, to such assignee or transferee and Tenant shall look solely to such assignee or transferee for the return, if any, of all or any part of such deposit to which Tenant may be entitled.

 SECTION V MAINTENANCE AND REPAIRS: RIGHT OF ENTRY: ALTERATIONS: LIENS: SIGNS:

5.01 MAINTENANCE AND REPAIRS BY TENANT: By occupying the Premises, Tenant shall be deemed to accept the same and acknowledge that they comply fully with Landlord's covenants and obligations as provided in this Lease, subject to completion of any items which it is Landlord's responsibility to furnish and which have been listed by Landlord and Tenant upon inspection of the Premises. During the term of this Lease, Tenant shall maintain exterior walls and roof, the Premises, including all electrical, mechanical and plumbing in as good condition as when Tenant took possession, ordinary wear and tear and repairs which are specifically Landlord's responsibility as provided for in this Lease excepted, and shall repair all damage or injury to the Building or to fixtures, appurtenances and equipment of the Building caused by Tenant's installation or removal of its property or resulting from any acts or conduct of Tenant, its employees, contractors, agents, licensees or invitees. Ordinary wear and tear shall consist only of that wear and/or deterioration which is uniform throughout the Premises and which has not been caused directly by abuse, failure to maintain, alteration or the accumulation of soil, dirt or foreign substances. Abuse of walls, ceilings, floors or floor coverings as a result of concentrated traffic or abrasion shall not be considered ordinary wear and tear. Tenant shall be responsible for the effectiveness of periodic janitorial or maintenance services whether or not these services are supplied by Tenant or Landlord. Tenant's obligations to maintain the Premises in good condition and repair is part of the consideration for Landlord's leasing the Premises to Tenant. All maintenance and repairs made by Tenant shall be performed only by licensed contractors first approved in writing by Landlord. Tenant shall require its contractor to comply with Landlord's requirements regarding all work to be performed.

     5.01-1 LANDLORD'S RIGHT TO MAINTAIN OR REPAIR: If, within ten (10) days following notice by Landlord, Tenant fails or refuses to do any maintenance or to repair or replace any damage to the Premises or Building caused by Tenant, its agents, employees or invitees. Landlord may, at its option, cause all required maintenance, repairs or replacements to be made. Tenant shall promptly pay Landlord all costs incurred plus an administrative fee of twenty percent (20%) of such costs.

5.02 LANDLORD'S RIGHT OF ENTRY: Landlord, its agents and employees, shall have the right to enter the Premises at any time to inspect the Premises upon reasonable notice and with an employee or agent of Tenant, to exhibit the Premises to prospective purchasers, lenders or tenants; to determine if Tenant is complying with all terms and provisions of this Lease; to supply any service to be provided by Landlord to Tenant as required in this Lease; to post notices of responsibility and to make repairs required of Landlord here under or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building, provided however that all such repairs, alterations and improvements shall be done promptly in a manner so as to minimize interference with Tenant's use of the Premises, it being understood however that Landlord shall not be required to have such work performed outside of normal business hours. Tenant hereby waives any claim for damages for any injury or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Any entry to the Premises by Landlord, its agents or employees, shall not under reasonable circumstances be considered to be a forcible or unlawful entry of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

5.03 MAINTENANCE BY LANDLORD: Landlord shall be responsible for the repair of structural components of the building and foundation. ALL other repairs and maintenance shall be performed and paid for by Tenant.

5.04 ALTERATIONS BY TENANT: Tenant shall make no alterations, additions or improvements to the Premises without prior written consent of Landlord. Such consent shall not be unreasonably withheld in the case of alterations, improvements or additions to the interior of the Premises if such alterations, additions or improvements are normal for the permitted use of the Premises, do not adversely affect the utility of the Premises for future Tenants, do not alter the exterior of the Building and are not of a structural nature. Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and shall not interfere with the operation of the Building or other tenants situated therein. Prior to commencing its work, Tenant shall submit to Landlord copies of all necessary permits. All alterations, additions or improvements, whether temporary or permanent, made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property and shall remain in the Premises upon expiration or termination of this lease without compensation to Tenant. If, however, Landlord shall, no later than thirty (30) days prior to expiration or termination of this Lease, request, in writing, Tenant shall immediately remove any and all alterations, additions and improvements made or installed by Tenant in the Premises and will repair any damage caused by such removal and Tenant failing to remove and repair as requested by Landlord, Landlord may effect such removal and repairs at Tenant's expense, including rent at the then current rate until the Premises have been restored and are available for occupancy. Landlord may require restoration of the Premises at the end of the Lease term or extensions thereof as a condition of consent. Landlord shall not be responsible for ADA compliance requirements at the premises, including the Building, parking lot, access or otherwise. Tenant shall have this responsibility.

5.05 ALTERATIONS BY LANDLORD: Landlord may make any repairs, alterations or improvements which Landlord deems necessary or advisable for the preservation or safety of the Building or the Premises.

5.06 LIENS: Except with respect to activities for which Landlord is responsible, Tenant shall pay as due all claims for work done on and for services rendered or material furnished to the Premises and shall keep the Premises, Building and land upon which the Building is located free from any liens. If Tenant fails to pay any such claims or to discharge any lien, Landlord may do so and Tenant shall pay Landlord the amount so expended upon demand. Such action by Landlord shall not constitute a waiver of any right or remedy which Landlord may have on account of Tenant's default. Tenant may withhold payment of any claim in connection with a good-faith dispute over the obligation to pay, so long as Landlord's property interests are not jeopardized. If a lien is filed as a result of non-payment, Tenant shall, within ten (10) days after knowledge of the filing, secure the discharge of the lien or deposit with Landlord cash or sufficient corporate surety bond or other security acceptable to Landlord in an amount sufficient to discharge the lien plus any costs, attorneys' fees, and other charges that could accrue as a result of a foreclosure or sale under the lien.

5.07 SIGNS: Tenant may erect or install any sign, lettering, placard, picture, name, notice or advertising media which are allowed by cognizant CC&R's codes or regulations on any part of the outside or inside of the Building or Premises without Landlord's prior consent. Tenant also agrees to maintain any signs installed by Tenant or at Tenant's direction or expense, in good condition and repair at all times, to remove such sign or media at the expiration or termination of this Lease and to repair all damage caused by such installation or removal. Landlord reserves the right to allocate special or Building identification signage to one or more major Tenants of the Building.

                 SECTION VI INSURANCE: INDEMNITY: SUBROGATION:

6.01 INSURANCE BY LANDLORD: Landlord shall maintain insurance for those perils and in amounts which would be considered prudent for similar type income property situated in the general area of the Building or which is required by any mortgagee or creditor of Landlord. The named insured on all policies of insurance maintained by Landlord shall be the Landlord, and if required, any mortgagee or creditor of Landlord. Cost of insurance maintained by Landlord shall be paid by Tenant and Tenant shall reimburse Landlord within 10 days of invoice from Landlord.

6.02 INSURANCE BY TENANT: Tenant shall maintain at all times during the term of this Lease, at Tenant's expense:

     6.02-1 LIABILITY AND PROPERTY DAMAGE: Comprehensive public liability and property damage insurance providing protection against all perils, including fire, extended coverage, vandalism, malicious mischief, break-in, sprinkler leakage, flood and overage water and special extended (all risk) coverage on an occurrence basis with respect to Tenant's business and occupancy of the Premises for any one occurrence or claim of not less than TWO MILLION dollars ($2,000,000.00) or such greater amount as Landlord may reasonably require in writing from time to time. Such insurance shall contain a provision including coverage for all liabilities assumed by Tenant under this Lease.


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     6.02-2 WORKMAN'S COMPENSATION: Workman's Compensation insurance for all
     Tenant's employees working in the Premises in an amount sufficient to comply with applicable laws or regulations.

     6.02-3 BUSINESS INTERRUPTION INSURANCE: Tenant at its cost shall maintain business interruption insurance insuring that the minimum monthly rent will be paid to the Landlord for a period of one (1) year if the leased premises are destroyed or rendered inaccesable by a risk insured against by a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, or flood and overage waters insurance.

     6.02-4 OTHER COVERAGE: Insurance against such other perils and in such amounts as Landlord may from time to time reasonably require in writing. Such request shall be made on the basis that the insurance coverage requested is customary at the time for prudent tenants.

     6.02-5 POLICY FORM: All policies of insurance maintained by Tenant shall be in a form acceptable to Landlord; issued by an insurer acceptable to Landlord and licensed to do business in the state in which the Building is situated; if requested, name Landlord and any managing agent and other designee as additional insured; and require at least thirty (30) days written notice to Landlord of termination or material alteration and waive, to the extent available, any right of subrogation against Landlord. Tenant shall, upon the Commencement Date of this Lease and thereafter within thirty (30) days prior to the expiration of each such policy, promptly deliver to Landlord certified copies of such policies and evidence satisfactory to Landlord that all premiums have been paid and policies are in effect. Landlord and it's agents shall be named as additional insureds of Tenant's policy.

     6.02-6 FAILURE TO MAINTAIN: If Tenant fails to secure or maintain any insurance coverage required by Landlord or should insurance secured not be approved by Landlord and such failure or approval not be corrected within twenty-four (24) hours after written notice from Landlord, Landlord may, in Landlord's sole discretion, purchase such insurance coverage required at Tenant's expense. Tenant shall reimburse Landlord on demand for any moneys expended, including reasonable administrative and out of pocket expense.

6.03 INDEMNITY: Tenant shall indemnify and hold harmless Landlord from all loss, claim, demand, damage, liability or expense, including attorneys' fees, for any injury or damage occasioned by use of the Premises, the failure or interruption of any utility service, flooding, discharge of sprinklers, heating and air conditioning equipment, fire, tornado, windstorm, hail, water, snow, frost, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors, noise, or the bursting or leakage of pipes or plumbing fixtures upon or in the Building or adjacent premises, including consequential damages specifically including business interruption and loss of profits caused by anything other than the misconduct or failure to perform lease obligations, by Landlord or Landlord's agents. Tenant waives and releases all claims against Landlord, its employees or agents for any injury or damage, either proximate or remote, caused by any repairs, alterations, defects or injuries, in or to the Building or the Premises, whether by reason of negligence or default of Landlord, its agents or employees or by visitors, patrons, licensees or tenants of the Building or Premises and any and all claims for injury or death to persons or injury or loss to property occasioned by any act, omission or negligence of Tenant, its agents, employees or invitees, or occasioned from want of repair of Premises or furniture, fixtures or equipment located therein, occurring in any way upon the Premises or the Building. All property in the Building or Premises belonging to Tenant, its agents, employees or invitees shall be there at the risk of Tenant. Tenant agrees to indemnify Landlord against claims for damage to, theft, misappropriation or loss of said property.

6.04 WAIVER OF SUBROGATION: Regardless of fault or negligence, Landlord and Tenant hereby waive any claim arising in favor of one against the other, or anyone claiming through either, by way of subrogation or otherwise, for any loss of or damage to any property of either which loss or damage is recovered under said policies. Said waiver shall be in addition to any other waiver or release contained in this Lease with regard to loss or damage to property of either. Landlord and Tenant shall request its insurers to consent to such waiver and agree to waive all rights or subrogation against the other party. In the event that any policy of insurance is in place relative to this lease which would be voided by virtue of this paragraph, then in that event this paragraph shall have no force or effect with respect to such policy.

                      SECTION VII DAMAGE AND DESTRUCTION:

7.01 DAMAGE REPAIR: In the event the Building or the Premises shall be destroyed or rendered untenantable, either in whole or in major part, by fire or other casualty, Landlord may, at its option, restore the Building or Premises to as near their previous condition as is reasonably possible, and in the meantime, unless the damage was caused by acts, omissions or negligence of Tenant, its agents, employees, contractors or invitees, the rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof; but unless Landlord, within sixty
(60) days after the happening of any such casualty, shall notify Tenant of its election to restore, this Lease shall not continue and Landlord shall not commence the necessary restoration. Such restoration by Landlord shall not include replacement of furniture, equipment or other items that are not part of the Building or any improvements to the Premises in excess of those in place as of the commencement date of this Lease. Tenant agrees to pay Landlord the amount of any deductible relating to insurance coverage within ten (10) days of such casualty. Restoration of the Premises required beyond Landlord's obligation shall be performed by Tenant at no cost to Landlord. If Landlord shall elect to notify Tenant that Landlord shall not restore, this Lease shall terminate as of the date of the occurrence and Tenant shall promptly vacate the Premises. Upon vacating, any prepaid rent from date of vacating shall be refunded to Tenant.

7.02 DAMAGE CAUSED BY VANDALISM OR BREAK-IN: In the event of damage to the Premises resulting from vandalism, malicious mischief, break-in or causes outside the control of Tenant, then Tenant shall be responsible for such repairs utilizing insurance proceeds as described herein or at Tenant's own expense. Tenant shall be responsible for repairs to the extent of any deductible. In the event of damage to the building apart from the Premises resulting from vandalism, malicious mischief, break-in or causes outside the control of Tenant, the Landlord shall repair such damages which shall constitute additional operating costs within the meaning of Section II paragraph 2.06 of this agreement. Damage to doors permitting access to the Premises or windows of the Premises caused by vandalism, malicious mischief or break-in shall be repaired by Landlord at Tenant's expense.

7.03 DAMAGE CAUSED BY TENANT: In the event of damage to the Premises or the Building by fire or other causes resulting from fault or negligence of Tenant, its agents, employees, contractors or invitees, such damage shall be promptly reported to Landlord and shall be repaired at the expense of Tenant under direction and supervision of Landlord. There shall be no abatement of rent during the period of repair.

7.04 DELAY BEYOND LANDLORD'S CONTROL: No penalty shall accrue to Landlord for delay in commencing or completing repairs caused by adjustment of insurance claims, governmental requirements or any cause beyond Landlord's reasonable control.

7.05 BUSINESS INTERRUPTION: No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Landlord shall use its best efforts to effect such repairs promptly and in such manner as not unreasonably to interfere with Tenant's occupancy.

7.06 TENANT IMPROVEMENTS: Landlord will not carry insurance of any kind on any improvements, additions or alterations made and paid for by Tenant or Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease and Landlord (except as provided by law by reason of its negligence) shall not be obligated to repair any damage thereto or replace the same. Landlord shall, if electing to repair, make repairs or restoration only of those portions of the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

7.07 DESTRUCTION DURING LAST YEAR OF TERM: In case the Building shall be substantially destroyed by fire or other causes at any time during the last year of the term of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within ten (10) days of the date of such destruction.


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7.08 MUTUAL RELEASE: Upon any termination of this Lease as a result of damage or destruction of the Building or Premises as provided herein, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for rent and any other moneys or obligations which have accrued and are then unpaid or unfulfilled.

7.09 UNINSURED CASUALTY: In the event the Premises shall be damaged to any extent by any casualty, act or occurrence not covered by Landlord's insurance, Landlord may repair the damage, in which event this Lease shall continue, or, at Landlord's sole option, Landlord may elect not to repair the damage and to terminate this Lease in which event Landlord shall upon electing to terminate, notify Tenant in writing within sixty (60) days following the date such damage occurred, of Landlord's election to terminate

7.10 WAIVER OF STATUTORY RIGHTS: Tenant waives any statutory rights of termination that may arise by reason of any partial or total destruction of Premises repaired by Landlord as provided in this Lease.

7.11 REQUIREMENTS OF MORTGAGEE: Provided that the insurance proceeds recovered from any casualty to the building are sufficient to permit rebuilding, such proceeds shall be applied to that purpose. If reconstruction is feasible, but the proceeds are insufficient to complete reconstruction, the Landlord shall nevertheless reconstruct provided that Tenant funds the difference between the insurance proceeds and the cost to reconstruct. In the event that such proceeds are insufficient for such purpose and any beneficiary, creditor or mortgagee under a deed of trust, security agreement or mortgage should require that the insurance proceeds payable upon damage to or destruction of the Building or Premises by fire or other casualty be used to retire or apply on the debt secured by such deed of trust, security agreement or mortgage, or in the event any lessor under any underlying ground lease should require that such proceeds be paid to such lessor, Landlord shall, in such event, have no obligation to repair or rebuild such damage and at Landlord's election, this Lease shall terminate upon Landlord's furnishing Tenant written notice of Landlord's election to terminate.

                          SECTION VIII CONDEMNATION:

8.01 CONDEMNATION; AWARD; TERMINATION: If the Building or Premises shall be taken or condemned for any public purpose, or for any reason whatsoever, to such an extent as to render either or both untenantable, either Landlord or Tenant shall have the option to terminate this Lease effective as of the date of taking or condemnation. If the taking or condemnation does not render the Building and the Premises untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not taken to the extent possible to the condition existing prior to the taking. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority. If, as a result of such restoration, the area of the Premises is reduced, the rental shall be reduced proportionately. All proceeds from any taking or condemnation shall be paid to Landlord. In the event the Premises are taken in Eminent Domain by a public agency, the parties shall share in the award as their interests may be determined by the court in accordance with California law. A voluntary sale or conveyance in lieu of but under the threat of condemnation shall be considered a taking or condemnation for public purpose.

8.02 CONDEMNATION FOR A LIMITED PERIOD: If all or any portion of the Premises shall be taken for a limited period, this Lease shall not terminate, there shall be no abatement of rent or additional rent payable here under and Tenant shall be entitled to receive the entire award (whether paid as damages, rent or otherwise) unless the period of occupancy by the condemning body extends beyond the expiration of this Lease. In such event Landlord shall be entitled to such part of the award as shall be properly allocable to the cost of restoration of the Premises to the condition in which they were prior to the taking, and the balance of such award shall be apportioned between Landlord and Tenant as of the date of such expiration. If the termination of such occupancy by the condemning body is prior to the expiration of this Lease, Tenant shall, after application for and diligent pursuit of an award for the purpose of restoring the Premises, to the extent such award has been made, restore the Premises to the condition in which they were prior to the taking.

                        SECTION IX SURRENDER OF PREMISES:

9.01 SURRENDER AT TERMINATION: At the expiration or termination of this Lease, Tenant shall peaceably vacate and deliver the Premises and all alterations and additions thereto in good order, repair and condition, ordinary wear and tear as defined in paragraph 5.01 herein excepted, restoring the Premises wherever necessary and leaving them clean and neat. Tenant shall remove all personal property prior to the expiration of this Lease, including any signs, notices and displays placed by Tenant, and Tenant shall perform any necessary restoration of the Premises occasioned by such removal. Tenant shall also remove those improvements, alterations and additions made by Tenant or by Landlord on behalf of Tenant which Landlord required Tenant to remove when Landlord provided Tenant with its consent to the installation of such improvements, alterations and additions, unless Landlord, prior to the expiration or termination of this Lease, elects in writing not to require such removal. Tenant shall repair any damage caused by such removal and shall restore the Premises and leave them clean. If Tenant is not required by Landlord to remove such improvements, alterations or additions to the Premises upon the expiration or termination of this Lease, such improvements, alterations and additions to the Premises, as well as any of Tenant's personal property left on the Premises by Tenant shall become the property of Landlord and shall remain and be surrendered with the premises. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such improvements, alterations, additions or Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of any improvements, alterations, additions or Tenant's personal property, together with the then current rental value of the premises during the time required to perform any such clean up or restoration.

9.02 ENVIRONMENTAL AUDIT AT TERMINATION: At the expiration or termination of this Lease, Tenant shall provide Landlord an environmental audit, survey or investigation to determine the presence or residue of toxic or hazardous materials, if Tenant at any time during the term of this Lease has, with or without Landlord's consent, inventoried, stored or used toxic or hazardous materials on or about the Premises. This includes the legal or illegal use of these materials by Tenant or any of its employees, agents or invitees. This report shall be at least a complete Phase 1 or higher as may be necessitated by the nature of the prior use or storage and shall include the completion of any recommended further investigation. The cost of this report or any clean-up or restoration as might be recommended or required by such investigation or governmental agency shall be borne solely by Tenant. These costs are to include all costs related to the removal of any material or waste and the restoration of any parts of the Premises required by compliance with any clean-up or removal recommended or required, including all taxes or licenses, and any legal or professional expenses which may be necessary to insure completion and compliance. Should clean-up or restoration commence or continue beyond the term of this Lease, such a period shall be considered a holding over without Landlord's consent and rent shall continue to be due and payable in accordance with Section 12, Paragraph 12.02 of this Lease. If, within ten (10) days following notice by Landlord, Tenant fails or refuses to supply the required reports, Landlord may, at its option, cause all required reports to be prepared. Tenant shall promptly pay Landlord all costs incurred plus an administrative fee of twenty percent (20%) of such costs.

9.03 SURVIVAL OF TENANT'S OBLIGATION: Tenant's obligation to observe or perform the provisions of this Section shall survive the expiration or other termination of this Lease.

                             SECTION X ARBITRATION:

10.01 APPOINTMENT OF ARBITRATORS: If any dispute arises under this Lease as to a matter which this Lease provides should be arbitrated, or as to any other question involving apportionment, valuation or rental, either party may request arbitration and appoint as arbitrator one attorney or property manager or real estate appraiser, whichever is most appropriate, having experience with respect to the matter in dispute. The other party shall select an arbitrator with qualifications similar to those of the first selected, and the two arbitrators shall within thirty (30) days select a third with similar qualifications. If the selection of the second or third arbitrator is not made within thirty (30) days after selection of the prior arbitrator then either party may apply to the presiding judge of the Superior Court of California to select the required arbitrator. If agreed to by both Landlord and Tenant, in writing, a single arbitrator may act in lieu of the three arbitrator panel described above.

10.02 SUBMISSION: At any time within ten (10) days after appointment of the third arbitrator, either party may submit the dispute for settlement by the arbitrators.


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10.03 INVESTIGATION: DISCOVERY: HEARING: DECISION: The arbitrators to whom a dispute is submitted shall conduct such investigations and hearings as shall be reasonably necessary, and the written decision of the majority shall be submitted to both parties within thirty (30) days after the referral unless the arbitrators determine that further time is reasonably required to make a proper investigation of the relevant facts. In addition to the powers conferred by law or this agreement, a majority of the arbitrators shall have the power to compel oral or documentary evidence from either party or any other person or firm at the request of either party for discovery purposes. The arbitration shall take place in San Diego, California.

10.04 EFFECT OF ARBITRATORS' DECISION: The parties shall be bound by the decision of a majority of the arbitrators, including any decision as to whether or not the question was subject to arbitration.

10.05 COSTS: Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party, or in whose stead as above provided, such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties.

                     SECTION XI DEFAULT: EVENTS: REMEDIES:

11.01 EVENTS OF DEFAULT: The occurrence of any one of the following events shall constitute a default of this Lease by Tenant:

     11.01-1 FAILURE TO PAY RENT: Failure of Tenant to make any payment of rent or other required payment, when due.

     11.01-2 FAILURE TO TAKE POSSESSION: Failure by Tenant to take possession of the Premises within ten (10) days following commencement of this Lease.

     11.01-3 ABANDONMENT: Vacating or abandonment of all or a substantial portion of the Premises.

     11.01-4 FAILURE TO COMPLY WITH LEASE PROVISIONS: Failure of Tenant to comply with any provision of this Lease, other than payment of rent, and such failure shall continue for thirty (30) days after mailing of written notice by Landlord to Tenant specifying the nature of non-compliance by Tenant with reasonable particularity provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be in default if Tenant immediately commences or has commenced such cure and thereafter diligently proceeds to cure such default within ten (10) days.

     11.01-5 CREDITORS ASSIGNMENT: The making of an assignment or general arrangement for the benefit of creditors by Tenant or any guarantor of Tenant's obligations under the Lease.

     11.01-6 BANKRUPTCY: The filing by Tenant or any guarantor of Tenant's obligations under this Lease of a petition under any section or chapter of the present Federal Bankruptcy Act (or foreign equivalent) or amendment thereto or under any similar law or statute of the United States (or foreign country) or any state (or province) thereof, or the failure of the dismissal, within thirty (30) days after the filing of an involuntary petition of bankruptcy or insolvency against Tenant or guarantor of Tenant's obligations.

     11.01-7 RECEIVERSHIP: The appointment of a receiver or trustee for all or substantially all the assets of Tenant or any guarantor of Tenant's obligations under this Lease and such receivership shall not have been terminated or stayed within the time permitted by law.

     11.01-8 SEIZURE OF TENANTS ASSETS: The attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

11.02 REMEDIES IN EVENT OF DEFAULT: Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any notice or demand:

     11.02-1 TERMINATION OF LEASE: Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant shall fail to do so, Landlord may without notice and prejudice to any other remedy available, enter and take possession of the Premises and remove Tenant or anyone occupying the Premises and its effects without being liable to prosecution or any claim for damages. Tenant agrees to indemnify Landlord for all loss and damage suffered by Landlord because of such termination whether through inability to re-let the Premises or otherwise, including any loss of rent for the remainder of the term of this Lease. If Landlord elects to terminate this Lease, Tenant's liability to Landlord for damages shall survive such termination.

     11.02-2 ACCELERATION OF RENT: Declare the entire amount of all rent past due as well as which would have become due and payable during the remainder of the term of this Lease to be due and payable immediately, in which event Tenant agrees to pay the same to Landlord immediately. Such payment shall constitute payment of past due rent and payment in advance of the rent stipulated for the remainder of the lease term. Acceptance by Landlord of the payment of such rent shall not constitute a waiver of any then existing default occurring thereafter. Landlord shall specifically be entitled to recover those damages provided for in California Civil Code 1951.2 including but not limited to the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the tenant proves could have reasonably avoided.

     11.02-3 RE-LETTING OF PREMISES: Enter upon and take possession of the Premises as agent of Tenant without terminating this Lease and without being liable to prosecution or any claim for damages. Landlord may re-let the Premises and in that connection may make any suitable alterations or refurbish the Premises, or both, or change the character or use of the Premises, but Landlord shall not be required to re-let for any use or purpose other than that specified in this Lease or which Landlord may reasonably consider injurious to the Premises, or to any tenant which Landlord may consider objectionable. Landlord may re-let all or any portion of the Premises, alone or in conjunction with other portions of the Building, for a term longer or shorter than the term of this Lease, at a rental rate greater or less than the then current rental rate provided in this Lease, and upon such other terms (including the granting of concessions) as Landlord solely determines to be acceptable. If Landlord elects to reenter and re-let all or any portion of the Premises, Landlord shall be entitled to recover, as damages, immediately, without waiting until the due date of any future rent, or until the date fixed for expiration of this Lease, the total of all rent owing and unpaid as of the date of the default; the costs of reentry and re-letting include without limitation the cost of any clean-up, refurbishing, removal of Tenant's property and fixtures; and other expense occasioned by Tenant's failure to quit the Premises and to leave them in the required condition; any remodeling costs; attorneys' fees; court costs; brokers' commissions; advertising costs and the difference between the rent and all of Tenant's other obligations under this Lease and the actual rent received by Landlord from the Premises for the period commencing with the date of the default and continuing through the date designated as the expiration date of this Lease. No such reentry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. Landlord, however, shall have no duty to re-let the Premises and Landlord's failure to do so shall not release Tenant's liability for rent or damages. If Landlord elects to enter and re-let the Premises the Landlord may at any time thereafter elect to terminate this Lease for Tenant's default. If Landlord takes possession of the Premises, Landlord shall have the right to rent any other available space in the Building before re-letting or attempting to re-let the Premises.

     11.02-4 LANDLORD'S RIGHT TO PERFORM: Landlord may do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Premises without being liable to prosecution or claim for damages in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in complying with the terms of this Lease on behalf of Tenant. Tenant agrees that Landlord shall not be liable for any damages to Tenant from such action, whether caused by negligence of Landlord or otherwise.


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     11.02-5 RIGHT TO SUE MORE THAN ONCE: Landlord may sue periodically to recover damages during the period corresponding to the remainder of the term of this Lease, and no action for damages shall bar a later action for damages subsequently accruing.

     11.02-6 REMEDIES CUMULATIVE: The remedies as set forth and available to Landlord because of the default of Tenant, shall be in addition to and shall not exclude any other remedy available to Landlord under this Lease or applicable law.

11.03 WAIVER OF REDEMPTION RIGHTS: Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for its remaining term after having been dispossessed or ejected from the Premises by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

11.04 LIMITATION OF LANDLORD'S LIABILITY: Each of the following covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

     11.04-1 LANDLORD DEFAULT: If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the premises which the leased premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right title, and interest in the premises of which the leased premises are a part.

     11.04-2 PERSONAL LIABILITY: Landlord shall not be personally liable for any deficiency and it Landlord or its successor is a partnership it shall not be personally liable and no partner of Landlord shall be sued or named as a party in any suit or action or service of process be made against any partner of the partnership. No partner of Landlord shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner of Landlord.

                         SECTION XII GENERAL PROVISIONS:

12.01 WAIVER: No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other tenant of the Building any of the rules or regulations made by Landlord shall not be deemed a waiver of such rules or regulations. No act or thing done by Landlord, its agents or employees during this lease term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the rent due shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying a payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

12.02 HOLDING OVER: If Tenant shall, with the written consent of Landlord, continue to occupy all or any portion of the Premises following the expiration or sooner termination of this Lease, such occupancy shall be deemed a month-to-month tenancy which may be terminated by either Landlord or Tenant in accordance with then applicable law. During such tenancy, Tenant agrees to pay Landlord monthly the then building scheduled rental rate or the rental due for the month preceding the expiration or termination, whichever amount is greater and Tenant further agrees to be bound by all other applicable terms and provisions of this Lease. Consent shall be at Landlord's sole discretion. If Landlord shall not give written consent to continue occupancy of the Premises by Tenant, Tenant shall, until possession of the Premises has been surrendered to Landlord, pay to Landlord monthly rent equal to two (2) times the then building scheduled rental rate for the Premises. For any period of holding over the applicable monthly rate shall be due for each month of occupancy, or part thereof, without proration.

12.03 REMOVAL OF PROPERTY: Upon termination or sooner termination of this Lease, all of Tenant's trade fixtures, personal property and improvements remaining in the Premises or the Building shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefor, and Tenant shall pay to Landlord on written demand all costs incurred by Landlord in connection therewith.

12.04 NOTICES: All notices under this Lease shall be in writing and delivered in person or sent by prepaid registered or certified mail to Landlord at the same place to which rent payments are made, and to the Tenant at the Premises, or such addresses as hereafter may be designated by either party in writing. Notices mailed shall be deemed given on the date of mailing.

12.05 CONSENT NOT UNREASONABLY WITHHELD: Unless otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

12.06 ATTORNEYS' FEES: If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees and costs which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Such attorneys' fees and costs shall be payable with respect to any suit, action at law or arbitration, whether binding, non-binding, judicially directed, or conducted pursuant to stipulation of the parties.

12.07 TIME OF THE ESSENCE: In all instances where Tenant is required by the terms and provisions of this Lease to pay any sum or to do any act at a particular indicated time or within an indicated period, it is understood and agreed that time is of the essence.

12.08 WAIVER OF JURY TRIAL: In event suit or action is commenced by either Landlord or Tenant against the other in connection with any controversy arising out of this Lease, Landlord and Tenant each hereby waive their right to a jury trial.

12-09 DESIGNATED PARTIES: Landlord may act in any matter provided for herein by its property manager or any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant may designate in writing a person to act on its behalf in any matter provided for herein and may, by written notice, change such designation. In the absence of such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

12.10 SUCCESSORS: All covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assignees.


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12.11 JOINT AND SEVERAL LIABILITY: If there is more than one Tenant, the obligations here under imposed upon Tenant shall be joint and several.

12.12 MERGER: The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Landlord and Tenant shall not work a merger, and shall at Landlord's option terminate all or any subleases or sub-tenancies. Landlord's option shall be exercised by notice to Tenant and all known tenants under any sublease or sub-tenancies.

12.13 RELATIONSHIP OF PARTIES: Nothing contained in this Lease shall create any relationship between the Landlord and Tenant other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business, or a joint venture or a member of a joint or common enterprise with Tenant.

12.14 ENTIRE AGREEMENT: CAPTIONS: Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as may be expressly set forth in this Lease and it is agreed by Landlord and Tenant that no amendment or modification of this Lease shall be valid or binding unless in writing executed by Landlord and Tenant. No provision of this Lease shall be altered, waived, amended or extended except in writing executed by Landlord and Tenant. The paragraph headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the provisions of this Lease.

12.15 SEVERABILITY: If any clause or provision of this Lease is held to be illegal, invalid or unenforceable under present or future law effective during the term of this Lease, the remainder of this Lease shall not be affected thereby. In lieu of such clause or provision held to be illegal, invalid or unenforceable there shall be added, as a part of this Lease, a clause or provision as similar in terms as possible which shall be legal, valid and enforceable.

12.16 GENDER: Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

12.17 BROKERAGE COMMISSIONS: Landlord has engaged the services of IPC Commercial Real Estate. Tenant has retained Capital Growth Properties as its broker. Landlord's sole obligation with respect to brokerage commissions shall be as is set forth in Landlord's agreement with IPC Commercial Real Estate. Any commissions payable to Capital Growth Properties shall be paid either by IPC Commercial Real Estate pursuant to agreement with Capital Growth Properties, or by Tenant.

12.18 CORPORATE OR PARTNERSHIP AUTHORITY: If Tenant is a corporation, Tenant shall, upon request from Landlord, furnish Landlord with a certified copy of resolutions of the board of directors of Tenant authorizing this Lease and granting the person or persons who executed this Lease the authority to execute it. If Tenant is a general or limited partnership and less than all the general partners of Tenant have executed this Lease, Tenant shall, upon request of Landlord, furnish Landlord with an agreement executed by all partners authorizing this Lease and granting the person or persons who executed this Lease the authority to execute it.

12.19 GOVERNING LAW: This Lease shall be governed by, construed and enforced in accordance with the laws of the State of California USA.

12.20 FORCE MAJEURE: Landlord shall not be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome.

12.21 RECORDATION: Tenant shall not record this Lease without the prior written consent of Landlord. Either party shall, upon request of the other party, execute and acknowledge a "short form" memorandum of this Lease for recording purposes, the cost of preparation and recording the memorandum to be borne by the party requesting execution of the memorandum.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease.


     Landlord: /s/ F.E. Hollow           Tenant: /s/ Linda Ahlswede-Cox
              -------------------               ------------------------
              F.E. Hollow - President           Linda Ahlswede-Cox -
                                                Senior Vice President

              BALBOA DEVELOPMENT CORP -         SCRIPPS BANK
              GENERAL PARTNER
              BALBOA INVESTORS 1 LTD

     Date:          9/23/99              Date:        9/23/99
              ---------------------             ---------------------


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